                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, Scott Scherr, Chief Executive Officer of The Ultimate Software Group, Inc., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K/A fairly represents, in all material respects, the financial condition and results of operations of The Ultimate Software Group, Inc.


      /s/ Scott Scherr
-----------------------------
        Scott Scherr
  Chief Executive Officer

Date: December 1, 2003

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